--------------------------------------------------------------------------------


                                    [LOGO]
                                     SAXON


                          $675,000,000 (Approximate)

                      Saxon Asset Securities Trust 2000-3
            Mortgage Loan Asset Backed Certificates, Series 2000-3
         Classes AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1
                     AV-1, AV-2, MV-1, MV-2, BV-1 and A-IO


                        Saxon Asset Securities Company
                                   Depositor

                             Saxon Mortgage, Inc.
                          Seller and Master Servicer

                       Meritech Mortgage Services, Inc.
                                   Servicer



                              September 12, 2000


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Final Term Sheet                               Date Prepared: September 12, 2000

                          $675,000,000 (Approximate)
                      Saxon Asset Securities Trust 2000-3
            Mortgage Loan Asset Backed Certificates, Series 2000-3

========================================================================================================
                        Approx          WAL (Yrs)      Pymt Window         Tranche    Expected Ratings
Class/(1)/           Class Size       Call/Mat/(3)/   Call/Mat (Mos)         Type        S&P/Fitch
---------            ----------       -------------   --------------         ----        ---------
AF-1/(5)/           $ 85,500,000        0.84/0.84        1-18/1-18         Float-Seq       AAA/AAA
AF-2/(5)/           $ 57,750,000        2.00/2.00       18-31/18-31        Fixed-Seq       AAA/AAA
AF-3/(5)/           $ 37,800,000        3.00/3.00       31-43/31-43        Fixed-Seq       AAA/AAA
AF-4/(5)/           $ 53,900,000        5.00/5.00       43-89/43-89        Fixed-Seq       AAA/AAA
AF-5/(2)(4)(5)/     $ 35,330,000       8.21/11.62      89-99/89-205        Fixed-Seq       AAA/AAA
AF-6/(5)/           $ 30,000,000        6.56/6.85      37-99/37-179        Fixed-NAS       AAA/AAA
MF-1/(2)(4)(5)/     $ 18,714,000        6.27/7.31      40-99/40-179        Fixed-Mez        AA/AA
MF-2/(2)(4)(5)/     $ 11,909,000        6.27/7.25      40-99/40-179        Fixed-Mez         A/A
BF-1/(4)(5)/        $  9,357,000        6.27/6.98      40-99/40-155        Fixed-Sub       BBB/BBB
AV-1/(2)(4)(6)/     $136,992,000        2.44/2.49       1-99/1-155         Float-Sen       AAA/AAA
AV-2/(2)(4)(6)/     $136,992,000        2.43/2.48       1-99/1-153         Float-Sen       AAA/AAA
MV-1/(2)(4)(6)/     $ 30,629,000        4.72/4.83      39-99/39-132        Float-Mez        AA/AA
MV-2/(2)(4)(6)/     $ 17,072,000        4.65/4.70      38-99/38-116        Float-Mez         A/A
BV-1/(2)(4)(6)/     $ 13,054,000        4.55/4.56      37-99/37-101        Float-Sub       BBB/BBB
========================================================================================================

(1) The Group I Certificates consist of Classes AF-1, AF-2, AF-3, AF-4, AF-5, AF-6 (the "Class AF Certificates" or "Group I Senior Certificates"), Classes MF-1 and MF-2 (the "Class MF Certificates") and Class BF-1 Certificates. The Group I Certificates are backed primarily by the Group I Mortgage Loans. The Group II Certificates consist of Class AV-1 and Class AV-2 (the "Class AV Certificates" or "Group II Senior Certificates"), Class MV-1 and Class MV-2 (the "Class MV Certificates") and Class BV-1 Certificates. The Class AV-1 Certificates are backed primarily by the Group II Subgroup A Mortgage Loans. The Class AV-2 Certificates are backed primarily by the Group II Subgroup B Mortgage Loans. The Class MV and Class BV-1 Certificates are backed primarily by the Group II Subgroup A and Subgroup B Mortgage Loans. The class sizes are subject to a +/- 5% variance.

(2) The Certificates are subject to a 10% Clean-up Call (as described herein). The coupon on the Class AF-5, Class MF-1 and Class MF-2 Certificates will increase by [0.50%]; the margin on the Class AV-1 and Class AV-2 Certificates will increase to 2 times the initial margin; and the margin on the Class MV-1, Class MV-2 and Class BV-1 Certificates will increase to 1.5 times their initial margin after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4)  Priced to Call.

(5) Subject to the weighted average of the mortgage interest rates (net of the Servicing Fee and the Fixed Component of the Class A-IO Pass Through Rate) for the Group I Mortgage Loans except that the AF-1 Certificates will be subject to the Group I Available Funds Cap.

(6)  Subject to the Group II Available Funds Cap.


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               I/O Certificates
                               ----------------

    ----------------------------------------------------------------------------
                                  To Maturity

              Expected                              Expected
              Initial                               Payment   Expected Ratings
              Notional      Interest   Principal    Window
     Class    Amount        Type       Type         (mos)

                                                               S&P        Fitch
     A-IO     103,000,000   Fixed      Notional     1 - 31     AAA        AAA
    ----------------------------------------------------------------------------


                 Expected Class A-IO Notional Amount Schedule
                 --------------------------------------------

--------------------------------------------------------------------------------
There will be a AAA/AAA rated interest-only class (Class A-IO), offered solely by Greenwich Capital Markets, Inc., relating to Loan Groups I and II with a coupon of 7.40% for the first 31 months and 0.0% for months 32 and beyond. The notional amount of Class A-IO is equal to the lesser of (i) the sum of the aggregate principal balance of the mortgage loans in Loan Groups I and II and
(ii) the following schedule:

Period              Total Notional Amount    Fix Component     ARM Component

 1 - 3                 103,000,000             60,000,000        43,000,000
 4 - 6                  93,000,000             56,000,000        37,000,000
 7 - 9                  79,000,000             45,000,000        34,000,000
 10 - 12                74,000,000             42,000,000        32,000,000
 13 - 15                69,000,000             39,000,000        30,000,000
 16 - 18                65,000,000             37,000,000        28,000,000
 19 - 21                62,000,000             35,000,000        27,000,000
 22 - 24                58,000,000             31,000,000        27,000,000
 25 - 27                57,000,000             30,000,000        27,000,000
 28 - 31                54,000,000             27,000,000        27,000,000
32 and thereafter           0                      0                      0
--------------------------------------------------------------------------------


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:                 Saxon Asset Securities Company

Seller and
Master Servicer:           Saxon Mortgage, Inc.

Servicer:                  Meritech Mortgage Services, Inc.

Lead Manager:              Greenwich Capital Markets, Inc.

Co-Managers:               Bank of America Securities LLC, Credit Suisse First
                           Boston and Prudential Securities Incorporated.

Trustee:                   Bankers Trust Company.

Rating Agencies:           Standard and Poors, Inc. ("S&P") and Fitch IBCA
                           ("Fitch").

Statistical Cut-off Date:  The close of business on September 1, 2000.

Closing Date:              On or about September 28, 2000.

Settlement Date:           September 28, 2000.

Distribution Date:         The 25/th/ of each month (or next succeeding business
                           day), beginning October 25, 2000.

Registration:              The Certificates will be available in book-entry form
                           through DTC, Clearstream, Luxembourg and the Euroclear System.

Day Count:                 30/360 on the Group I Certificates (other than the
                           Class AF-1) and actual/360 on the Class AF-1 and Group II Certificates.

Interest Accrual Period:   For the Group I Certificates (other than the Class
                           AF-1), interest will accrue during the month immediately preceding the month in which such Distribution Date occurs. For the Class AF-1
                           Certificates and the Group II Certificates, interest will accrue from the preceding Distribution Date (or, with respect to the first accrual period, the Closing
                           Date) to and including the day prior to the related
                           Distribution Date.

Cleanup Call:              The Master Servicer will have the right to exercise a
                           clean-up call on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-funding Amount.

Denominations:             $1,000 in original principal amount and integral
                           multiples.

Federal Tax Status:        The Certificates will be treated as REMIC regular
                           interest for Federal income tax purposes.

ERISA: The Class AF and Class AV Certificates are expected to be "ERISA" eligible.

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

SMMEA: The Class AV-1, Class AV-2 and Class MV-1 Certificates will be SMMEA eligible upon termination of the funding period relating to the Pre-funding Account. The remaining Certificates will not be SMMEA eligible.

Group I Pricing Speed:     Fixed rate Mortgage Loans: 100% FRM PPC. 100% FRM PPC
                           assumes that prepayments start at 2% CPR in month one, increase by approximately 2.00% each month to 20% CPR in month ten, and remain at 20% CPR thereafter.

Group II Pricing Speed:    Adjustable rate Mortgage Loans: 100% ARM PPC. 100%
                           ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.4762% each month to 35% CPR in month 22, and remain at 35% CPR thereafter.

Servicing Fee:             Approximately [0.56%] of the aggregate principal
                           balance of the Group I Mortgage Loans and approximately [0.55%] of the aggregate principal balance of the Group II Mortgage Loans (including the master servicing fee).

Available Funds Cap:       As to any Distribution Date, (i) in the case of the
                           Class AF-1 Certificates, the Group I Available Funds
                           Cap and (ii) in the case of the Group II
                           Certificates, the Group II Available Funds Cap.

Group I
Available Funds Cap:       A per annum rate equal to the weighted average of the
                           mortgage interest rates (net of (i) the Servicing Fee and (ii) the Fixed Component of the Class A-IO interest) adjusted by the actual number of days in the related accrual period.

Group II
Available Funds Cap:       The cap is calculated respectively as the total
                           scheduled interest for the Group II Mortgage Loans for the related due period (net of the Servicing Fee and the ARM Component of the Class A-IO interest) divided by (x) the outstanding principal balance of the Group II Certificates divided by (y) the actual number of days in the related accrual period and (z) multiplied by 360.

Group II Certificates
Carryover Amount:          If on any Distribution Date the Pass Through Rate for
                           a Class of the Group II Certificates is based upon the Group II Available Funds Cap, the excess of (i) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the applicable margin (but not more than the weighted average of the maximum lifetime net Mortgage Interest Rates for Group II) over (ii) the amount of interest such Class received on such Distribution Date based on the Group II
                           Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass
                           Through Rate, without giving effect to the Group II
                           Available Funds Cap).

Credit Enhancement:        Credit enhancement for each group of Certificates
                           will consist of (i) Excess Interest, (ii)
                           Overcollateralization and (iii) Bond Subordination.

Overcollateralization:     On any Distribution Date, collections on the mortgage
                           loans in excess of the amount required to make interest and principal distributions on the Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           the overcollateralization for the Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

Expected Targeted
Overcollateralization
Amount:                    Group I Certificates
                           --------------------
                           Prior to the Step-down Date, [2.25%] of the aggregate Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding. On and after the Step-down Date, (assuming a Trigger Event is not in effect), the greater of (1) the lesser of (A) [2.25%] of the aggregate Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding and (B) [4.50%] of the aggregate current principal balance of the Group I Mortgage Loans and
                           (2) [0.50%] of the aggregate Cut-Off Date Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding.

                           Group II Certificates
                           ---------------------
                           Prior to the Step-down Date, [3.00%] of the aggregate Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding. On and after the Step-down Date, (assuming a Trigger Event is not in effect), the greater of (1) the lesser of (A) [3.00%] of the aggregate Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding and (B) [6.00%] of the aggregate current principal balance of the Group II Mortgage Loans and (2) [0.50%] of the aggregate Cut-Off Date Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding.

Expected Credit
Support Percentage:        Group I Certificates
                           -------------------------------------------------------------------------------------------
                           Initial Credit Support %                         After Step-down Date
                           ------------------------                         --------------------
                           Class AF-1 to Class AF-6            [11.75%]     Class AF-1 to Class AF-6        [28.00%]
                           Class MF-1                          [6.25%]      Class MF-1                      [17.00%]
                           Class MF-2                          [2.75%]      Class MF-2                      [10.00%]
                           Class BF-1                          [0.00%]      Class BF-1                      [4.50%]

                           -------------------------------------------------------------------------------------------
                           Group II Certificates
                           -------------------------------------------------------------------------------------------
                           Initial Credit Support %                         After Step-down Date
                           ------------------------                         --------------------
                           Class AV-1 and Class AV-2           [18.15%]     Class AV-1 and Class AV-2       [42.30%]
                           Class MV-1                          [9.00%]      Class MV-1                      [24.00%]
                           Class MV-2                          [3.90%]      Class MV-2                      [13.80%]
                           Class BV-1                          [0.00%]      Class BV-1                      [6.00%]

                           -------------------------------------------------------------------------------------------

Subordination:             If Excess Interest and Overcollateralization are
                           insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the subordinate certificates, in reverse order of seniority.

Stepdown Date:             With respect to a group, the earlier of


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           (1)          the date on which the principal balance
                               of the Senior Certificates of the related group is reduced to zero and

                           (2)          the later of: (x) the 37/th/
                               Distribution Date and (y) the first Distribution Date on which (i) with respect to Group I, the principal balance of the Group I Senior Certificates is less than or equal to 72.0% of the principal balance of the Group I Mortgage Loans or (ii) with respect to Group II, the principal balance of the Group II Senior Certificates is less than or equal to 57.70% of the principal balance of the Group II Mortgage Loans.

Distributions
of Interest:               On each Distribution Date, the interest funds for
                           that Distribution Date with respect to each group are required to be distributed in the following order of priority until the interest funds have been fully distributed:

                           . To each class of the Class A Certificates for such Group and the related component of the Class A-IO Certificates, the current interest and any interest carry forward Amount for such class and component on that Distribution Date; provided, however, if the interest funds and any amounts transferred from the Capitalized Interest Account for a Group of Mortgage Loans are not sufficient to make a full distribution of the current interest and any interest carry forward amount with respect to the Class A Certificates of such group and the related component of the Class A-IO Certificates, their interest funds will be distributed pro rata among each such class of the Class A Certificates and such component based on the ratio of:

                               .   The current interest and interest carry
                                   forward amount for that class or component to

                               . The total amount of current interest and any interest carry forward amount of the Class A Certificates of such group and such component;

                           . To the Class M-1 Certificates of the group, the current interest for that class and Distribution Date;

                           . To the Class M-2 Certificates of the group, the current interest for that class and Distribution Date;

                           . To the Class B-1 Certificates of the group, the current interest for that class and Distribution Date;

                           .   Any remainder as described under "Excess
                               Interest" below.


Excess Interest:           On each Distribution Date, the trust will generally
                           apply any excess interest in the following order:

                           . To distribute an extra principal distribution amount on the related certificates;

                           . To distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior Distribution Dates (excluding any carryover amount for Group II) on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;

                           . In the case of Group II, in order of seniority, to distribute any carryover amount;

                           . To distribute any remainder to the Class C and Class R Certificates.

Principal Cash Flow
Priority:                  On each Distribution Date, the Principal Distribution
                           Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal
                           Distribution Amount has been fully distributed:


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           . To the Class A Certificates of the group, the Class A Principal Distribution Amount for the group; provided, however, the Class A Principal Distribution Amount for group I is required to be distributed as follows: first, the Class AF-6 Distribution Amount to the class AF-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero; and the Class A Principal Distribution Amount for Group II is required to be distributed as follows: amounts constituting principal funds attributable to Subgroup A to the Class AV-1 Certificates until the Certificate Principal Balance has been reduced to zero and amounts constituting principal funds attributable to Subgroup B to the Class AV-2 Certificates until the Certificate Principal Balance has been reduced to zero, and any excess of the Class A Principal Distribution Amount for Group II over the amounts distributed in the preceding clause will proratated between the Class AV-1 and Class AV-2 Certificates; provided, however, if the certificate principal balance of the Class AV-1 Certificates or the Class AV-2 Certificates is reduced to zero, the Class A Principal Distribution Amount shall be distributed to the remaining Class A Group II Certificates until the certificate principal balance of such Class has been reduced to zero; and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Class A Certificates;

                           . To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;

                           . To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;

                           . To the Class B-1 Certificates of the group, the Class B-1 Principal Distribution Amount for that class;

Principal Distribution
Amount: The excess of (i) the sum of (A) all principal amounts collected or advanced on the mortgage loans during the related due period and (B) the lesser of
                           (I) excess interest funds for such Distribution Date and (II) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution Date over (ii) the amount, if any, by which the overcollateralization amount exceeds the Targeted Overcollateralization Amount for each Distribution Date.

Class AF-6 Distribution
Amount:
                           For any Distribution Date, is equal to the product of:

                           . A fraction, the numerator of which is the Class AF-6 Certificate principal balance and the denominator of which is the Class A Certificate principal balance for Group I, in each case immediately prior to the Distribution Date,

                           . The Class A Principal Distribution Amount with respect to Group I for the Distribution Date and

                           . The applicable percentage for the Distribution Date set forth in the following table:


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                            Distribution Periods     Percentage
                            --------------------     ----------

                                    1-36                  0%
                                    37-60                45%
                                    61-72                80%
                                    73-84               100%
                                 85 and after           300%

Class A Principal
Distribution Amount:     For a group is
                         .    With respect to any Distribution Date prior to the
                              related Step-down Date or as to which a Trigger Event exists for the group, 100% of the Principal Distribution Amount for the group and the Distribution Date and
                         .    With respect to any Distribution Date on or after
                              the related Step-down Date and as to which a Trigger Event is not in effect for the group, the excess of
                              . The related Class A Certificate principal balance immediately prior to the Distribution Date over the lesser of
                              . 72.0% for Group I (57.7% for Group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                              .    the scheduled principal balances of the
                                   mortgage loans in the group on the preceding due date less 0.50% of the scheduled principal balances of the mortgage loans in the group as of the Cut-Off Date.

Class M-1 Principal
Distribution Amount:     For a group, with respect to any Distribution Date on
                         or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of
                         .    the sum for the group of
                              . the related Class A Certificate principal balance (after giving effect to distributions on that date) and
                              . the related Class M-1 Certificate principal balance immediately prior to the Distribution Date over the lesser of
                              . 83.0% for Group I (76.0% for Group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                              .    the scheduled principal balances of the
                                   mortgage loans in the group on the preceding due date less 0.50% of the scheduled principal balances of the mortgage loans in the group as of the Cut-Off Date.

Class M-2 Principal
Distribution Amount:     For a group, with respect to any Distribution Date on
                         or after the related Step-down Date and as long as a
                         Trigger Event for the group is not in effect for the
                         group, is the excess of
                         .    the sum for the group of
                         .    the related Class A Certificate principal balance
                              (after giving effect to distributions on that date),
                         .    the related Class M-1 Certificate principal
                              balance (after giving effect to distributions on that date), and
                         .    the related Class M-2 Certificate principal
                              balance immediately prior to the Distribution Date over
                         the lesser of


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         . 90.0% for Group I (86.2% for Group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                         . the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the scheduled principal balances of the mortgage loans in the group as of the Cut-Off Date.

Class B-1 Principal
Distribution Amount:     For a group, with respect to any Distribution Date on
                         or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of the sum for the group of

                         . the related Class A Certificate principal balance (after giving effect to distributions on that date),
                         . the related Class M-1 Certificate principal balance (after giving effect to distributions on that date),
                         . the related Class M-2 Certificate principal balance (after giving effect to distributions on that date), and
                         . the related Class B-1 Certificate principal balance immediately prior to the Distribution Date over the lesser of
                         . 95.5% for Group I (94.0% for Group II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                         . the scheduled principal balances of the mortgage loans in the group on the preceding due date less 0.50% of the scheduled principal balances of the mortgage loans in the group as of the Cut-Off Date.

Trigger Event:           Occurs with respect to a loan group when 60+ day
                         delinquency percentage is greater than (x) 50% of the senior enhancement percentage for the Group I
                         Certificates or (y) 50% of the senior enhancement percentage for the Group II Certificates

Mortgage Loans:          As of the Statistical Cut-off Date, the aggregate
                         principal balance of the Mortgage Loans described herein was approximately $[422,756,818] (the "Initial
                         Mortgage Loans").

                         Between the Statistical Cut-Off Date and the Closing Date the Seller expects to designate additional mortgage loans for deposit in each Mortgage Loan Group (the "Additional Mortgage Loans").

Group I
Mortgage Loans:          Fixed-Rate conventional home equity mortgage loans
                         secured by first and second liens. Loan Group I consists primarily of [2,565] Mortgage Loans with an aggregate balance of approximately [$213,107,268] as of the Statistical Cut-off Date.

Group II
MortgageLoans:           Adjustable-Rate conventional home equity mortgage loans
                         secured by first liens. Loan Group II consists primarily of [1,701] Mortgage Loans with an aggregate balance of approximately [$209,649,551] as of the Statistical Cut-off Date.

                         The Group II Mortgage Loans will consist of two subgroups: Subgroup A and Subgroup B. The


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         Group II Subgroup A is comprised of a pool of conforming balance adjustable rate mortgage loans with an aggregate balance of approximately $100,000,112 as of the Statistical Cut-off Date. The Group II Subgroup B is comprised of a pool of non-conforming balance adjustable rate mortgage loans with an aggregate balance of approximately $109,649,439 as of the Statistical Cut-off Date.

Collateral Description:  For further information, please see the attached collateral term sheet.


Pre-funding Amount:      A deposit of approximately $[ ] (the initial "Pre-
                         funding Amount") will be made to the Pre-funding
                         Account on the Closing Date. On or prior to [October
                         11,] 2000, (the "Pre-funding Period"), the Pre-funding
                         Amount will be used to purchase additional mortgage loans (the "Subsequent Mortgage Loans") (to the extent available) having similar characteristics as the Initial Mortgage Loans.

Capitalized Interest
Amount: On the Closing Date, a deposit (the "Capital Interest Amount") will be made to the Capitalized Interest Account, which will be applied to cover potential interest shortfalls during the Pre-funding Period due to the pre-funding feature.

Monthly
Servicer Advances:       The Servicer is required to advance scheduled principal
                         and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be nonrecoverable.

Prepayment
Interest Shortfall:      For any Distribution Date, with respect to any mortgage
                         loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the servicer with respect to the mortgage loan, in each case net of the servicing fee, except that month end interest does not accrue with respect to a payment of a mortgage loan during the period from first day of a month through the last day of the prepayment period ending during the month.

                         The Servicer will be obligated to pay from its own funds Prepayment Interest Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the Servicing Fee for the related due period.


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

              Saxon Asset Securities Trust (SAST) 2000-3: Group I
                         09/01/2000 SCHEDULED BALANCES

FIXED/ARM:                             Fixed Rate
TOTAL CURRENT BALANCE:             213,107,267.78
NUMBER OF LOANS:                            2,565


                             AVG/WAVG                       MIN              MAX
AVG CURRENT BALANCE:                   $83,082.76              $9,995.40        $599,697.00

WAVG GROSS COUPON:                         11.363 %                7.375             16.875 %

WAVG CLTV:                                  77.19 %                11.11             100.00 %
WAVG ORIGINAL LTV:                          74.72 %                 4.62              96.12 %
WAVG FICO SCORE:                              583                      0                810

WAVG ORIGINAL TERM:                           227 months              60                360  months
WAVG REMAINING TERM:                          226 months              59                360  months
WAVG SEASONING:                                 1 months               0                 20  months

TOP STATE CONC ($):          15.57 % California,  6.54 % Florida,  6.35 % Michigan
MAX ZIP CODE CONC ($):       0.40 % 98040 (Mercer Island, WA)

FIRST PAY DATE:                                             Feb 01, 1999               Oct 01, 2000
MATURE DATE:                                                Aug 01, 2005               Sep 01, 2030


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                   CURRENT
                                      # OF LOANS         PRINCIPAL BAL ($)         PCT($)
Current Balance ($):
    9,995.40  -    25,000.00                 136              2,860,161.98           1.34
   25,000.01  -    50,000.00                 703             27,119,521.29          12.73
   50,000.01  -    75,000.00                 649             40,392,047.99          18.95
   75,000.01  -   100,000.00                 387             33,875,541.76          15.90
  100,000.01  -   125,000.00                 275             30,986,203.97          14.54
  125,000.01  -   150,000.00                 161             21,887,298.74          10.27
  150,000.01  -   175,000.00                  86             13,935,084.74           6.54
  175,000.01  -   200,000.00                  58             10,918,727.52           5.12
  200,000.01  -   225,000.00                  37              7,821,911.40           3.67
  225,000.01  -   250,000.00                  15              3,574,072.00           1.68
  250,000.01  -   275,000.00                  13              3,436,038.05           1.61
  275,000.01  -   300,000.00                  14              4,020,032.88           1.89
  300,000.01  -   325,000.00                   7              2,176,148.02           1.02
  325,000.01  -   350,000.00                   9              3,047,568.95           1.43
  350,000.01  -   375,000.00                   2                723,851.31           0.34
  375,000.01  -   400,000.00                   5              1,977,353.80           0.93
  400,000.01  -   425,000.00                   1                409,132.92           0.19
  475,000.01  -   500,000.00                   1                499,531.56           0.23
  500,000.01  -   525,000.00                   1                524,729.90           0.25
  550,000.01  -   575,000.00                   1                554,817.69           0.26
  575,000.01  -   599,697.00                   4              2,367,491.31           1.11



GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                   CURRENT
                                      # OF LOANS         PRINCIPAL BAL ($)         PCT($)
Current Interest Rates (%):
  7.375  -  7.500                              7                715,708.92           0.34
  7.501  -  7.750                              1                147,009.25           0.07
  7.751  -  8.000                              3                565,384.32           0.27
  8.001  -  8.250                              1                259,666.58           0.12
  8.251  -  8.500                              8                990,453.78           0.46
  8.501  -  8.750                             13                936,769.67           0.44
  8.751  -  9.000                             39              4,071,194.85           1.91
  9.001  -  9.250                             36              3,821,692.35           1.79
  9.251  -  9.500                             56              7,057,081.05           3.31
  9.501  -  9.750                             93              8,754,805.60           4.11
  9.751  - 10.000                            142             14,735,664.68           6.91
 10.001  - 10.250                             86              7,923,705.38           3.72
 10.251  - 10.500                            146             14,558,275.82           6.83
 10.501  - 10.750                            158             13,992,943.20           6.57
 10.751  - 11.000                            217             19,582,786.19           9.19
 11.001  - 11.250                            136             11,727,795.95           5.50
 11.251  - 11.500                            164             12,897,687.49           6.05
 11.501  - 11.750                            158             12,476,038.46           5.85
 11.751  - 12.000                            180             14,981,048.03           7.03
 12.001  - 12.250                            117              8,706,667.44           4.09
 12.251  - 12.500                            160             11,730,508.54           5.50
 12.501  - 12.750                            132             10,047,989.39           4.71
 12.751  - 13.000                            120              8,750,571.46           4.11
 13.001  - 13.250                             63              4,081,542.51           1.92
 13.251  - 13.500                             66              4,038,790.94           1.90
 13.501  - 13.750                             49              3,029,760.71           1.42
 13.751  - 14.000                             67              4,010,438.65           1.88
 14.001  - 14.250                             49              3,378,537.47           1.59
 14.251  - 14.500                             20                873,424.50           0.41
 14.501  - 14.750                             26              1,227,872.82           0.58
 14.751  - 15.000                             25              1,627,618.11           0.76
 15.001  - 15.250                             12                848,887.69           0.40
 15.251  - 15.500                              4                 99,056.60           0.05
 15.501  - 15.750                              4                193,310.83           0.09
 15.751  - 16.000                              3                134,672.36           0.06
 16.001  - 16.250                              2                 73,429.09           0.03
 16.501  - 16.750                              1                 19,977.10           0.01
 16.751  - 16.875                              1                 38,500.00           0.02




GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                   CURRENT
                                      # OF LOANS         PRINCIPAL BAL ($)         PCT($)
Original Combined LTV (%):
  11.11  -   15.00                             2                 84,939.84           0.04
  15.01  -   20.00                             5                152,852.38           0.07
  20.01  -   25.00                            11                517,593.15           0.24
  25.01  -   30.00                            17                628,181.37           0.29
  30.01  -   35.00                            17              1,214,734.14           0.57
  35.01  -   40.00                            29              1,460,476.30           0.69
  40.01  -   45.00                            31              1,719,174.49           0.81
  45.01  -   50.00                            78              3,710,288.90           1.74
  50.01  -   55.00                            59              4,100,584.23           1.92
  55.01  -   60.00                            87              5,559,634.08           2.61
  60.01  -   65.00                           166             13,572,633.74           6.37
  65.01  -   70.00                           252             21,893,469.63          10.27
  70.01  -   75.00                           305             26,620,281.84          12.49
  75.01  -   80.00                           606             52,711,846.40          24.73
  80.01  -   85.00                           382             33,234,574.60          15.60
  85.01  -   90.00                           435             39,639,136.92          18.60
  90.01  -   95.00                            45              4,805,547.93           2.25
  95.01  -  100.00                            38              1,481,317.84           0.70

Remaining Term (Months):
  59  -  60                                   10                183,809.54           0.09
 109  - 120                                   30              1,094,521.44           0.51
 133  - 144                                    8                328,545.53           0.15
 157  - 168                                    7                216,375.02           0.10
 169  - 180                                1,842            152,096,765.80          71.37
 229  - 240                                   66              3,837,606.65           1.80
 289  - 300                                    3                151,800.00           0.07
 337  - 348                                    1                347,766.39           0.16
 349  - 360                                  598             54,850,077.41          25.74

Occupancy Type:
 Primary                                   2,364            199,922,647.60          93.81
 Investor                                    187             11,744,011.55           5.51
 Second Home                                  14              1,440,608.63           0.68

Documentation Type:
 Full Documentation                        2,133            170,387,330.41          79.95
 Stated Documentation                        302             29,916,804.43          14.04
 Limited Documentation                       101             11,525,233.68           5.41
 No Ratio                                     29              1,277,899.26           0.60



GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           CURRENT
                                # OF LOANS       PRINCIPAL BAL ($)       PCT($)
Loan Purpose:
 Cash Out Refinance                  1,723          135,097,146.24        63.39
 Purchase                              626           57,121,255.46        26.80
 Refinance                             216           20,888,866.08         9.80

Property Type:
 Single Family Detached              2,107          174,218,348.10        81.75
 Two-Four Family                       125           12,053,228.15         5.66
 PUD                                    73            8,445,054.72         3.96
 Condo Low-Rise                         92            7,211,331.41         3.38
 Manufactured Housing                   79            5,219,619.92         2.45
 Single Family Attached                 57            3,233,450.81         1.52
 Townhouse                              21            1,486,396.42         0.70
 Condo High-Rise                        10            1,183,072.76         0.56
 Deminimus PUD                           1               56,765.49         0.03

Loan Types:
 BALLOON 15/30                       1,555          137,766,074.86        64.65
 Fixed Rate 10 Year                     30            1,094,521.44         0.51
 Fixed Rate 12 Year                      8              328,545.53         0.15
 Fixed Rate 15 Year                    294           14,547,065.96         6.83
 Fixed Rate 20 Year                     66            3,837,606.65         1.80
 Fixed Rate 25 Year                      3              151,800.00         0.07
 Fixed Rate 30 Year                    599           55,197,843.80        25.90
 Fixed Rate 5 Year                      10              183,809.54         0.09

GREEENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           CURRENT
State Distribution:             # OF LOANS       PRINCIPAL BAL ($)       PCT($)
 Alaska                                 13            1,427,125.27         0.67
 Arizona                                41            3,230,590.75         1.52
 Arkansas                               19            1,111,723.67         0.52
 California                            281           33,176,307.28        15.57
 Colorado                               49            5,509,065.19         2.59
 Connecticut                            43            4,520,315.84         2.12
 Delaware                               19            1,923,769.47         0.90
 District of Columbia                    3              266,759.89         0.13
 Florida                               177           13,926,745.15         6.54
 Georgia                               140           11,166,458.06         5.24
 Hawaii                                  8            1,049,452.77         0.49
 Idaho                                  15            1,798,092.64         0.84
 Illinois                              135           10,779,328.10         5.06
 Indiana                               103            5,782,147.76         2.71
 Iowa                                   34            2,439,425.29         1.14
 Kansas                                 22            1,401,746.48         0.66
 Kentucky                               60            3,998,052.03         1.88
 Louisiana                              80            5,641,527.08         2.65
 Maine                                   5              312,054.09         0.15
 Maryland                               48            4,856,605.29         2.28
 Massachusetts                           7            1,089,603.37         0.51
 Michigan                              191           13,541,264.62         6.35
 Minnesota                              49            4,187,183.63         1.96
 Mississippi                            37            2,117,133.65         0.99
 Missouri                               64            4,365,447.08         2.05
 Montana                                 4              316,177.09         0.15
 Nebraska                                9              415,182.58         0.19
 Nevada                                  7              874,683.80         0.41
 New Hampshire                           6              566,802.95         0.27
 New Jersey                             73            7,479,790.27         3.51
 New Mexico                             13            1,379,066.85         0.65
 New York                               39            4,260,554.13         2.00
 North Carolina                         29            2,508,935.43         1.18
 North Dakota                            1               34,000.00         0.02
 Ohio                                  111            8,000,358.97         3.75
 Oklahoma                               60            3,760,450.75         1.76

GREEENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           CURRENT
                                # OF LOANS       PRINCIPAL BAL ($)       PCT($)
State Distribution (Continued):
 Oregon                                 28            3,018,267.11         1.42
 Pennsylvania                          131            9,569,524.98         4.49
 Rhode Island                            4              433,079.96         0.20
 South Carolina                         14              830,651.64         0.39
 South Dakota                            3              194,703.37         0.09
 Tennessee                              79            4,827,224.06         2.27
 Texas                                 121            8,262,545.72         3.88
 Utah                                   14            1,736,949.38         0.82
 Vermont                                 2              179,163.90         0.08
 Virginia                               83            6,089,511.59         2.86
 Washington                             45            5,363,335.05         2.52
 West Virginia                          10              607,199.17         0.28
 Wisconsin                              35            2,718,035.04         1.28
 Wyoming                                 1               63,149.54         0.03

Credit Grade:
 A                                     367           29,108,561.34        13.66
 A+                                    183           18,006,695.59         8.45
 A-                                    941           83,655,191.99        39.25
 B                                     585           47,445,547.09        22.26
 C                                     377           26,434,802.15        12.40
 D                                     112            8,456,469.62         3.97

Balloon Flag:
 Balloon                             1,555          137,766,074.86        64.65
 Fully Amortizing                    1,010           75,341,192.92        35.35

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           CURRENT
                                # OF LOANS       PRINCIPAL BAL ($)       PCT($)
Lien Position:
 First Lien                          2,362          203,945,421.96        95.70
 Second Lien                           203            9,161,845.82         4.30

Prepay Term (Months):
   0                                   541           40,598,424.86        19.05
  12                                    47            4,438,005.97         2.08
  24                                    34            3,685,163.58         1.73
  30                                     1               34,000.00         0.02
  36                                   487           45,210,940.38        21.22
  42                                     9              847,394.77         0.40
  48                                     9            1,032,014.91         0.48
  60                                 1,437          117,261,323.31        55.02

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

        Saxon Asset Securities Trust (SAST) 2000-3: Group II Subgroup A
                         09/01/2000 SCHEDULED BALANCES


FIXED/ARM:                                    ARM
TOTAL CURRENT BALANCE:             100,000,111.85
NUMBER OF LOANS:                              955

                                         AVG/WAVG                  MIN                  MAX
AVG ORIGINAL BALANCE:                 $104,803.74           $18,900.00          $350,000.00
AVG CURRENT BALANCE:                  $104,712.16           $18,895.42          $349,836.70

WAVG GROSS COUPON:                         10.857%               7.875               15.990%
WAVG GROSS MARGIN:                          6.313%               2.500                9.490%
WAVG FIRST PERIOD RATE CAP:                 2.185%               1.000                3.000%
WAVG PERIOD RATE CAP:                       1.153%               1.000                3.000%
WAVG LIFE FLOOR:                           10.788%               6.000               15.990%
WAVG LIFE CAP:                             17.295%              13.875               21.990%

WAVG CLTV:                                  77.88%               13.33                95.00%
WAVG FICO SCORE:                              572                    0                  803

WAVG MONTHS TO ROLL:                        27.86 months          3.00                36.00 months

WAVG ORIGINAL TERM:                           360 months           360                  360 months
WAVG REMAINING TERM:                          358 months           346                  360 months
WAVG SEASONING:                                 2 months             0                   14 months


TOP STATE CONC ($):       26.62%  California, 7.19% Illinois, 5.88% Colorado
MAX ZIP CODE CONC ($):    0.52%  94544  (Hayward, CA)

FIRST PAY DATE:                                      Aug 01, 1999      Oct 01, 2000
MATURE DATE:                                         Jul 01, 2029      Sep 01, 2030


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                          CURRENT
                                  # OF LOANS    PRINCIPAL BAL ($)       PCT($)

Current Balance ($):

    18,895.42   -   25,000.00              5           102,662.78         0.10
    25,000.01   -   50,000.00            136         5,374,911.32         5.37
    50,000.01   -   75,000.00            225        14,015,938.85        14.02
    75,000.01   -  100,000.00            158        13,795,556.10        13.80
   100,000.01  -   125,000.00            124        13,899,242.24        13.90
   125,000.01  -   150,000.00            121        16,506,280.25        16.51
   150,000.01  -   175,000.00             60         9,691,941.52         9.69
   175,000.01  -   200,000.00             53         9,893,909.72         9.89
   200,000.01  -   225,000.00             40         8,517,283.22         8.52
   225,000.01  -   250,000.00             25         6,038,547.80         6.04
   250,000.01  -   275,000.00              6         1,526,333.96         1.53
   275,000.01  -   300,000.00              1           287,667.39         0.29
   325,000.01  -   349,836.70              1           349,836.70         0.35


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                         CURRENT
                                 # OF LOANS    PRINCIPAL BAL ($)        PCT($)

Current Interest Rates (%):
  7.875  -   8.000                        2           445,394.17          0.45
  8.001  -   8.250                        2           200,414.13          0.20
  8.251  -   8.500                        4           638,615.53          0.64
  8.501  -   8.750                        7           978,812.66          0.98
  8.751  -   9.000                       20         2,257,551.94          2.26
  9.001  -   9.250                       16         1,782,967.50          1.78
  9.251  -   9.500                       35         4,669,270.59          4.67
  9.501  -   9.750                       36         4,886,512.14          4.89
  9.751  -  10.000                       82         9,995,562.49         10.00
 10.001  -  10.250                       61         7,097,293.08          7.10
 10.251  -  10.500                       98        11,906,258.08         11.91
 10.501  -  10.750                       65         7,354,159.67          7.35
 10.751  -  11.000                       88         8,773,112.41          8.77
 11.001  -  11.250                       59         4,925,699.88          4.93
 11.251  -  11.500                       80         8,532,346.80          8.53
 11.501  -  11.750                       64         5,824,066.53          5.82
 11.751  -  12.000                       71         6,205,144.81          6.21
 12.001  -  12.250                       33         3,342,426.55          3.34
 12.251  -  12.500                       42         3,374,100.02          3.37
 12.501  -  12.750                       27         1,818,270.30          1.82
 12.751  -  13.000                       16         1,268,637.95          1.27
 13.001  -  13.250                       16         1,268,489.06          1.27
 13.251  -  13.500                       11           861,237.76          0.86
 13.501  -  13.750                        6           528,611.86          0.53
 13.751  -  14.000                        5           327,911.28          0.33
 14.001  -  14.250                        2            92,574.74          0.09
 14.251  -  14.500                        1            55,990.92          0.06
 14.501  -  14.750                        3           290,545.98          0.29
 14.751  -  15.000                        2           181,173.76          0.18
 15.751  -  15.990                        1           116,959.26          0.12


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                         CURRENT
                            # OF LOANS         PRINCIPAL BAL ($)         PCT($)

Original LTV (%):
  13.33  -  15.00                    2                 90,948.52           0.09
  20.01  -  25.00                    1                 26,487.48           0.03
  25.01  -  30.00                    1                 87,970.22           0.09
  30.01  -  35.00                    2                139,919.35           0.14
  35.01  -  40.00                    7                453,777.16           0.45
  40.01  -  45.00                    8                909,364.74           0.91
  45.01  -  50.00                   10                813,550.65           0.81
  50.01  -  55.00                   16              1,364,497.54           1.36
  55.01  -  60.00                   32              2,875,042.58           2.88
  60.01  -  65.00                   60              5,592,308.07           5.59
  65.01  -  70.00                  128             11,925,487.70          11.93
  70.01  -  75.00                  130             11,808,086.98          11.81
  75.01  -  80.00                  244             26,845,974.74          26.85
  80.01  -  85.00                  156             17,850,603.59          17.85
  85.01  -  90.00                  155             18,810,235.18          18.81
  90.01  -  95.00                    3                405,857.35           0.41

Remaining Term (Months):
 346  - 348                          1                 44,312.29           0.04
 349  - 360                        954             99,955,799.56          99.96


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           CURRENT
                           # OF LOANS            PRINCIPAL BAL ($)     PCT($)
Gross Margin (%):
   2.500  -   2.500                 1                   212,550.52       0.21
   3.251  -   3.500                 1                    96,954.75       0.10
   3.751  -   4.000                 1                    27,000.00       0.03
   4.001  -   4.250                 6                   825,054.97       0.83
   4.251  -   4.500                19                 2,028,449.86       2.03
   4.501  -   4.750                 6                   791,908.47       0.79
   4.751  -   5.000                30                 2,824,556.63       2.82
   5.001  -   5.250                45                 5,713,698.59       5.71
   5.251  -   5.500                68                 8,400,285.07       8.40
   5.501  -   5.750                71                 8,173,318.43       8.17
   5.751  -   6.000               138                15,088,445.08      15.09
   6.001  -   6.250                64                 6,902,523.77       6.90
   6.251  -   6.500               100                10,344,695.42      10.34
   6.501  -   6.750                80                 7,979,044.67       7.98
   6.751  -   7.000               101                10,388,594.26      10.39
   7.001  -   7.250                75                 7,072,553.49       7.07
   7.251  -   7.500                51                 4,934,815.60       4.93
   7.501  -   7.750                22                 1,915,561.38       1.92
   7.751  -   8.000                31                 2,472,916.85       2.47
   8.001  -   8.250                18                 1,852,783.26       1.85
   8.251  -   8.500                 5                   284,820.14       0.28
   8.501  -   8.750                 8                   444,472.73       0.44
   8.751  -   9.000                 8                   578,034.96       0.58
   9.001  -   9.250                 3                   460,769.59       0.46
   9.251  -   9.490                 3                   186,303.36       0.19

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                            CURRENT
                                 # OF LOANS       PRINCIPAL BAL ($)      PCT($)
Lifetime Rate Cap (%):
  13.875  -  14.000                       2              445,394.17        0.45
  14.001  -  14.250                       1               59,882.05        0.06
  14.251  -  14.500                       2              318,011.31        0.32
  14.501  -  14.750                       6              889,474.23        0.89
  14.751  -  15.000                      18            1,939,660.03        1.94
  15.001  -  15.250                      11            1,337,919.71        1.34
  15.251  -  15.500                      26            3,423,157.81        3.42
  15.501  -  15.750                      25            3,357,384.44        3.36
  15.751  -  16.000                      53            6,311,855.22        6.31
  16.001  -  16.250                      41            4,453,031.48        4.45
  16.251  -  16.500                      77            9,526,832.91        9.53
  16.501  -  16.750                      50            5,805,757.79        5.81
  16.751  -  17.000                      86            9,360,064.18        9.36
  17.001  -  17.250                      60            6,052,093.01        6.05
  17.251  -  17.500                      72            7,858,281.81        7.86
  17.501  -  17.750                      67            6,385,357.23        6.39
  17.751  -  18.000                      74            6,408,083.36        6.41
  18.001  -  18.250                      40            3,281,873.70        3.28
  18.251  -  18.500                      61            6,163,623.72        6.16
  18.501  -  18.750                      33            3,072,992.02        3.07
  18.751  -  19.000                      35            3,617,202.36        3.62
  19.001  -  19.250                      23            2,413,090.66        2.41
  19.251  -  19.500                      24            1,977,892.31        1.98
  19.501  -  19.750                      20            1,483,847.36        1.48
  19.751  -  20.000                      13            1,050,699.63        1.05
  20.001  -  20.250                      12            1,068,981.93        1.07
  20.251  -  20.500                       8              714,028.91        0.71
  20.501  -  20.750                       4              395,620.09        0.40
  20.751  -  21.000                       5              321,529.86        0.32
  21.001  -  21.250                       1               42,992.40        0.04
  21.251  -  21.500                       1               55,990.92        0.06
  21.501  -  21.750                       3              290,545.98        0.29
  21.751  -  21.990                       1              116,959.26        0.12

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                          CURRENT
                                # OF LOANS      PRINCIPAL BAL ($)       PCT($)
Lifetime Rate Floor (%):
   6.000   -    6.000                    1             206,331.27         0.21
   6.501   -    6.750                    1             180,405.00         0.18
   6.751   -    7.000                    1              83,505.92         0.08
   7.251   -    7.500                    2             465,237.84         0.47
   7.501   -    7.750                    1             122,285.32         0.12
   7.751   -    8.000                    5             764,125.57         0.76
   8.001   -    8.250                    6             507,184.18         0.51
   8.251   -    8.500                    5             707,015.53         0.71
   8.501   -    8.750                   12           1,519,512.70         1.52
   8.751   -    9.000                   20           2,214,002.89         2.21
   9.001   -    9.250                   19           2,057,161.98         2.06
   9.251   -    9.500                   34           4,305,665.61         4.31
   9.501   -    9.750                   35           4,764,226.82         4.76
   9.751   -   10.000                   79           9,676,831.09         9.68
  10.001   -   10.250                   57           6,790,523.03         6.79
  10.251   -   10.500                   98          11,955,172.70        11.96
  10.501   -   10.750                   59           6,633,054.63         6.63
  10.751   -   11.000                   87           8,733,155.54         8.73
  11.001   -   11.250                   56           4,651,505.40         4.65
  11.251   -   11.500                   79           8,430,713.94         8.43
  11.501   -   11.750                   64           5,824,066.53         5.82
  11.751   -   12.000                   70           5,998,813.54         6.00
  12.001   -   12.250                   33           3,342,426.55         3.34
  12.251   -   12.500                   41           3,256,785.40         3.26
  12.501   -   12.750                   27           1,818,270.30         1.82
  12.751   -   13.000                   17           1,289,837.95         1.29
  13.001   -   13.250                   16           1,268,489.06         1.27
  13.251   -   13.500                   11             861,237.76         0.86
  13.501   -   13.750                    6             528,611.86         0.53
  13.751   -   14.000                    4             306,711.28         0.31
  14.001   -   14.250                    2              92,574.74         0.09
  14.251   -   14.500                    1              55,990.92         0.06
  14.501   -   14.750                    3             290,545.98         0.29
  14.751   -   15.000                    2             181,173.76         0.18
  15.751   -   15.990                    1             116,959.26         0.12

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                      CURRENT
                           # OF LOANS       PRINCIPAL BAL ($)           PCT($)
Next Rate Adjust Date:
Dec 2000                            1              153,793.45             0.15
Jun 2001                            1              160,779.91             0.16
Jul 2001                            2              173,059.44             0.17
Nov 2001                            2              141,941.67             0.14
Jan 2002                            1              126,448.67             0.13
Feb 2002                            2              318,704.51             0.32
Mar 2002                            7              699,529.32             0.70
Apr 2002                            9            1,132,729.35             1.13
May 2002                           18            1,356,983.19             1.36
Jun 2002                           83            8,595,112.04             8.60
Jul 2002                          177           18,159,676.35            18.16
Aug 2002                          151           15,011,585.90            15.01
Sep 2002                           54            5,806,975.00             5.81
Oct 2002                            1               42,166.71             0.04
Dec 2002                            4              338,816.64             0.34
Jan 2003                            3              316,830.62             0.32
Feb 2003                            3              423,165.15             0.42
Mar 2003                            4              559,327.89             0.56
Apr 2003                            4              382,438.87             0.38
May 2003                           16            1,533,067.78             1.53
Jun 2003                           75            8,385,169.54             8.39
Jul 2003                          128           12,839,728.13            12.84
Aug 2003                          142           15,709,381.72            15.71
Sep 2003                           67            7,632,700.00             7.63

Occupancy Type:
 Primary                          896           95,485,484.01            95.49
 Investor                          58            4,448,786.10             4.45
 Second Home                        1               65,841.74             0.07

Documentation Type:
 Full Documentation               725           74,476,255.23            74.48
 Stated Documentation             183           20,385,562.02            20.39
 Limited Documentation             45            5,061,324.05             5.06
 No Ratio                           2               76,970.55             0.08

Loan Purpose:
 Cash Out Refinance               508           52,431,316.78            52.43
 Purchase                         342           36,048,299.69            36.05
 Refinance                        105           11,520,495.38            11.52

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                            CURRENT
                                 # OF LOANS       PRINCIPAL BAL ($)      PCT($)
Property Type:
 Single Family Detached                 743           78,010,729.31       78.01
 PUD                                     58            7,832,214.91        7.83
 Two-Four Family                         58            6,175,134.93        6.18
 Condo Low-Rise                          52            4,782,354.28        4.78
 Manufactured Housing                    19            1,338,864.04        1.34
 Single Family Attached                  15              998,656.38        1.00
 Condo High-Rise                          5              455,626.96        0.46
 Townhouse                                4              329,191.04        0.33
 Deminimus PUD                            1               77,340.00        0.08

Loan Types:
 1 YR CMT                                 2              289,527.06        0.29
 2/28 6 Mo LIBOR ARM                    505           51,393,998.29       51.39
 3/1 ARM                                  2              264,874.50        0.26
 3/27 6 Mo LIBOR ARM                    445           47,897,918.55       47.90
 6 Mo LIBOR ARM 30 Yr                     1              153,793.45        0.15

Index:
 1 YR CMT                                 4              554,401.56        0.55
 6 MO LIBOR                             951           99,445,710.29       99.45

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                             CURRENT
                             # OF LOANS            PRINCIPAL BAL ($)      PCT($)
State Distribution:
 Alaska                               3                   275,783.14        0.28
 Arizona                             17                 2,068,113.05        2.07
 Arkansas                             5                   281,555.88        0.28
 California                         178                26,616,544.68       26.62
 Colorado                            47                 5,883,583.78        5.88
 Connecticut                         15                 1,571,298.17        1.57
 Delaware                             2                    92,794.52        0.09
 District of Columbia                 2                   188,802.89        0.19
 Florida                             58                 5,615,115.14        5.62
 Georgia                             24                 2,799,315.99        2.80
 Hawaii                               8                 1,438,392.71        1.44
 Idaho                                3                   308,721.34        0.31
 Illinois                            73                 7,192,070.35        7.19
 Indiana                             31                 2,408,059.41        2.41
 Iowa                                15                   930,230.91        0.93
 Kansas                               8                   668,737.83        0.67
 Kentucky                            13                   793,149.68        0.79
 Louisiana                           11                 1,062,808.06        1.06
 Maryland                             7                   579,525.92        0.58
 Massachusetts                        5                   574,959.51        0.57
 Michigan                            59                 4,483,204.16        4.48
 Minnesota                           27                 2,518,571.07        2.52
 Mississippi                          6                   369,166.48        0.37
 Missouri                            15                 1,085,735.98        1.09
 Nebraska                             3                   200,747.69        0.20
 Nevada                              13                 1,515,808.41        1.52
 New Jersey                          14                 1,360,514.91        1.36
 New Mexico                           4                   369,790.80        0.37
 New York                             7                 1,072,877.38        1.07
 North Carolina                      18                 1,488,343.66        1.49
 Ohio                                53                 3,936,427.34        3.94
 Oklahoma                            13                   905,259.48        0.91
 Oregon                              18                 2,086,898.43        2.09
 Pennsylvania                        42                 2,998,294.22        3.00
 Rhode Island                         1                    31,349.42        0.03

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                              CURRENT
                                     # OF LOANS     PRINCIPAL BAL ($)     PCT($)
State Distribution (Continued):
 South Carolina                               3            222,306.76       0.22
 Tennessee                                   24          1,888,673.12       1.89
 Texas                                       35          3,378,115.29       3.38
 Utah                                        15          1,876,994.85       1.88
 Vermont                                      1            131,400.00       0.13
 Virginia                                     9            996,838.18       1.00
 Washington                                  37          4,728,605.20       4.73
 West Virginia                                3            253,551.53       0.25
 Wisconsin                                   10            751,074.53       0.75

Credit Grade:
 A                                           28          2,984,728.61       2.98
 A+                                          19          2,211,783.42       2.21
 A-                                         357         41,799,591.72      41.80
 B                                          259         27,427,879.84      27.43
 C                                          215         18,789,877.99      18.79
 D                                           77          6,786,250.27       6.79

Lien Position:
 First Lien                                 955        100,000,111.85     100.00

Prepay Term:
  0                                         132         13,462,839.23      13.46
 12                                          11          1,550,558.69       1.55
 24                                         282         30,506,539.08      30.51
 36                                         395         41,495,511.89      41.50
 48                                           3            348,505.48       0.35
 60                                         132         12,636,157.48      12.64




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

        Saxon Asset Securities Trust (SAST) 2000-3: Group II Subgroup B
                         09/01/2000 SCHEDULED BALANCES


FIXED/ARM:                                                ARM
TOTAL CURRENT BALANCE:                         109,649,438.68
NUMBER OF LOANS:                                          746

                                                     AVG/WAVG                  MIN               MAX
AVG ORIGINAL BALANCE:                             $147,141.99           $20,000.00       $750,000.00
AVG CURRENT BALANCE:                              $146,983.16           $19,995.16       $749,417.23

WAVG GROSS COUPON:                                     10.734 %              8.150            14.875 %
WAVG GROSS MARGIN:                                      6.237 %              4.000             9.990 %
WAVG INITAL RATE CAP:                                   2.166 %              1.000             3.000 %
WAVG PERIOD RATE CAP:                                   1.172 %              1.000             3.000 %
WAVG LIFE FLOOR:                                       10.662 %              6.125            14.875 %
WAVG LIFE CAP:                                         17.216 %             14.150            21.875 %

WAVG CORIGINAL LTV:                                     77.13 %               4.98             95.00 %
WAVG FICO SCORE:                                          579                    0               799

WAVG MONTHS TO ROLL:                                    28.13 months         10.00             57.00  months

WAVG ORIGINAL TERM:                                       360 months           360               360  months
WAVG REMAINING TERM:                                      358 months           346               360  months
WAVG SEASONING:                                             2 months             0                14  months

TOP STATE CONC ($):                      41.49 %  California,  6.97 %  Illinois,  4.14 %  Washington
MAX ZIP CODE CONC ($):                   0.98 %  94509 (Antioch, CA)

FIRST PAY DATE:                                                          Aug 01, 1999         Oct 01, 2000
MATURE DATE:                                                             Jul 01, 2029         Sep 01, 2030


Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                         CURRENT
                                 # OF LOANS    PRINCIPAL BAL ($)    PCT($)
Current Balance ($):
    19,995.16 -  25,000.00                5           115,350.33      0.11
    25,000.01 -  50,000.00               88         3,683,603.63      3.36
    50,000.01 -  75,000.00              119         7,554,033.49      6.89
    75,000.01 - 100,000.00              115        10,111,666.53      9.22
   100,000.01 - 125,000.00               98        10,872,124.98      9.92
   125,000.01 - 150,000.00               77        10,543,156.61      9.62
   150,000.01 - 175,000.00               43         6,918,280.91      6.31
   175,000.01 - 200,000.00               33         6,202,697.71      5.66
   200,000.01 - 225,000.00               23         4,846,041.27      4.42
   225,000.01 - 250,000.00               14         3,340,950.73      3.05
   250,000.01 - 275,000.00               24         6,367,155.84      5.81
   275,000.01 - 300,000.00               31         8,925,459.98      8.14
   300,000.01 - 325,000.00               22         6,910,532.68      6.30
   325,000.01 - 350,000.00               18         6,071,138.76      5.54
   350,000.01 - 375,000.00               10         3,654,285.46      3.33
   375,000.01 - 400,000.00                2           773,786.49      0.71
   400,000.01 - 425,000.00                2           831,368.92      0.76
   425,000.01 - 450,000.00                3         1,301,720.32      1.19
   450,000.01 - 475,000.00                6         2,807,386.89      2.56
   475,000.01 - 500,000.00                1           496,590.26      0.45
   500,000.01 - 525,000.00                1           520,646.57      0.47
   525,000.01 - 550,000.00                2         1,054,880.68      0.96
   550,000.01 - 575,000.00                2         1,128,806.55      1.03
   575,000.01 - 600,000.00                2         1,178,739.91      1.08
   625,000.01 - 650,000.00                1           630,000.00      0.57
   675,000.01 - 700,000.00                3         2,059,615.95      1.88
   725,000.01 - 749,417.23                1           749,417.23      0.68



Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                       CURRENT
                                # OF LOANS   PRINCIPAL BAL ($)     PCT($)
Current Interest Rates (%):
  8.150 -  8.250                         3          392,191.47       0.36
  8.251 -  8.500                         2          596,824.05       0.54
  8.501 -  8.750                         3          743,187.71       0.68
  8.751 -  9.000                        20        3,806,083.25       3.47
  9.001 -  9.250                        11        2,156,636.32       1.97
  9.251 -  9.500                        34        5,672,568.70       5.17
  9.501 -  9.750                        39        6,307,824.15       5.75
  9.751 - 10.000                        74       12,446,370.87      11.35
 10.001 - 10.250                        47        7,017,915.27       6.40
 10.251 - 10.500                        67       11,687,208.70      10.66
 10.501 - 10.750                        62        8,786,277.30       8.01
 10.751 - 11.000                        87       13,828,976.90      12.61
 11.001 - 11.250                        46        7,353,334.02       6.71
 11.251 - 11.500                        50        6,406,533.28       5.84
 11.501 - 11.750                        44        4,786,735.36       4.37
 11.751 - 12.000                        52        5,739,837.06       5.23
 12.001 - 12.250                        24        3,120,824.51       2.85
 12.251 - 12.500                        31        3,371,237.09       3.07
 12.501 - 12.750                        22        2,264,940.10       2.07
 12.751 - 13.000                         8          679,389.91       0.62
 13.251 - 13.500                        10          912,207.92       0.83
 13.501 - 13.750                         4        1,011,351.78       0.92
 13.751 - 14.000                         1           59,489.01       0.05
 14.001 - 14.250                         2          339,018.86       0.31
 14.251 - 14.500                         1           24,496.02       0.02
 14.501 - 14.750                         1           45,492.83       0.04
 14.751 - 14.875                         1           92,486.24       0.08




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                     CURRENT
                             # OF LOANS    PRINCIPAL BAL ($)     PCT($)
Original LTV (%):
   4.98 -  5.00                       1           104,453.67       0.10
   5.01 - 10.00                       1            44,953.17       0.04
  15.01 - 20.00                       1            49,961.15       0.05
  20.01 - 25.00                       2            57,427.80       0.05
  35.01 - 40.00                       3           194,143.63       0.18
  40.01 - 45.00                       4           630,761.54       0.58
  45.01 - 50.00                      10         1,590,065.87       1.45
  50.01 - 55.00                       9         1,177,883.87       1.07
  55.01 - 60.00                      24         2,536,430.97       2.31
  60.01 - 65.00                      42         7,211,700.93       6.58
  65.01 - 70.00                      76        12,366,219.12      11.28
  70.01 - 75.00                     122        18,352,113.50      16.74
  75.01 - 80.00                     219        33,037,428.83      30.13
  80.01 - 85.00                     118        15,997,282.88      14.59
  85.01 - 90.00                     113        16,184,667.82      14.76
  90.01 - 95.00                       1           113,943.93       0.10

Remaining Term (Months):
 346 - 348                            3           225,229.62       0.21
 349 - 360                          743       109,424,209.06      99.79




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                     CURRENT
                            # OF LOANS     PRINCIPAL BAL ($)       PCT($)
Gross Margin (%):
   4.000 - 4.000                     1            360,256.84         0.33
   4.001 - 4.250                     5            981,438.32         0.90
   4.251 - 4.500                    13          3,396,524.06         3.10
   4.501 - 4.750                     6          1,656,156.82         1.51
   4.751 - 5.000                    33          7,382,667.44         6.73
   5.001 - 5.250                    56          9,360,275.71         8.54
   5.251 - 5.500                    41          5,975,478.50         5.45
   5.501 - 5.750                    45          6,203,312.18         5.66
   5.751 - 6.000                    87         11,693,214.03        10.66
   6.001 - 6.250                    52          7,666,507.36         6.99
   6.251 - 6.500                    94         13,349,363.10        12.17
   6.501 - 6.750                    69          9,382,817.70         8.56
   6.751 - 7.000                    89         13,074,295.20        11.92
   7.001 - 7.250                    52          6,607,565.12         6.03
   7.251 - 7.500                    38          4,433,687.53         4.04
   7.501 - 7.750                    12          2,099,624.52         1.91
   7.751 - 8.000                    26          2,816,090.40         2.57
   8.001 - 8.250                    12          1,862,103.15         1.70
   8.251 - 8.500                     6            535,269.40         0.49
   8.501 - 8.750                     1             43,975.52         0.04
   8.751 - 9.000                     5            523,460.76         0.48
   9.001 - 9.250                     2            212,222.58         0.19
   9.751 - 9.990                     1             33,132.44         0.03




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
Lifetime Rate Cap (%):
  14.150  -  14.250                                   1                      62,618.10                  0.06
  14.251  -  14.500                                   1                     265,932.05                  0.24
  14.501  -  14.750                                   2                     423,758.59                  0.39
  14.751  -  15.000                                  15                   2,814,181.73                  2.57
  15.001  -  15.250                                  12                   2,333,370.60                  2.13
  15.251  -  15.500                                  27                   4,658,012.23                  4.25
  15.501  -  15.750                                  33                   5,252,002.77                  4.79
  15.751  -  16.000                                  50                   8,546,973.93                  7.79
  16.001  -  16.250                                  32                   4,695,753.73                  4.28
  16.251  -  16.500                                  41                   6,660,464.41                  6.07
  16.501  -  16.750                                  39                   5,740,260.12                  5.24
  16.751  -  17.000                                  72                  10,569,887.02                  9.64
  17.001  -  17.250                                  33                   4,877,688.56                  4.45
  17.251  -  17.500                                  59                   9,589,238.09                  8.75
  17.501  -  17.750                                  59                   7,394,452.20                  6.74
  17.751  -  18.000                                  72                  10,662,589.44                  9.72
  18.001  -  18.250                                  39                   6,109,226.58                  5.57
  18.251  -  18.500                                  36                   4,280,399.74                  3.90
  18.501  -  18.750                                  22                   2,338,662.10                  2.13
  18.751  -  19.000                                  29                   3,692,091.03                  3.37
  19.001  -  19.250                                  14                   1,962,244.02                  1.79
  19.251  -  19.500                                  21                   2,326,056.51                  2.12
  19.501  -  19.750                                  16                   1,896,532.63                  1.73
  19.751  -  20.000                                   3                     214,934.84                  0.20
  20.001  -  20.250                                   1                      52,620.23                  0.05
  20.251  -  20.500                                   9                     866,476.71                  0.79
  20.501  -  20.750                                   3                     854,647.99                  0.78
  20.751  -  21.000                                   1                      59,489.01                  0.05
  21.001  -  21.250                                   1                     286,398.63                  0.26
  21.251  -  21.500                                   1                      24,496.02                  0.02
  21.501  -  21.750                                   1                      45,492.83                  0.04
  21.751  -  21.875                                   1                      92,486.24                  0.08

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
Lifetime Rate Cap (%):
   6.125   -    6.250                                 1                     109,548.81                  0.10
   6.251   -    6.500                                 1                     221,259.87                  0.20
   7.251   -    7.500                                 3                     447,198.15                  0.41
   7.501   -    7.750                                 2                      91,457.03                  0.08
   7.751   -    8.000                                 5                     663,619.02                  0.61
   8.001   -    8.250                                 6                     836,681.98                  0.76
   8.251   -    8.500                                 5                   1,250,929.16                  1.14
   8.501   -    8.750                                 5                     990,039.49                  0.90
   8.751   -    9.000                                21                   4,485,834.10                  4.09
   9.001   -    9.250                                11                   2,156,636.32                  1.97
   9.251   -    9.500                                32                   5,337,364.90                  4.87
   9.501   -    9.750                                36                   6,106,818.31                  5.57
   9.751   -   10.000                                70                  11,832,713.00                 10.79
  10.001   -   10.250                                44                   6,573,424.76                  5.99
  10.251   -   10.500                                64                  11,033,103.59                 10.06
  10.501   -   10.750                                59                   8,489,464.37                  7.74
  10.751   -   11.000                                84                  12,815,971.83                 11.69
  11.001   -   11.250                                46                   7,353,334.02                  6.71
  11.251   -   11.500                                50                   6,406,533.28                  5.84
  11.501   -   11.750                                44                   4,786,735.36                  4.37
  11.751   -   12.000                                52                   5,739,837.06                  5.23
  12.001   -   12.250                                24                   3,120,824.51                  2.85
  12.251   -   12.500                                31                   3,371,237.09                  3.07
  12.501   -   12.750                                22                   2,264,940.10                  2.07
  12.751   -   13.000                                 8                     679,389.91                  0.62
  13.251   -   13.500                                10                     912,207.92                  0.83
  13.501   -   13.750                                 4                   1,011,351.78                  0.92
  13.751   -   14.000                                 1                      59,489.01                  0.05
  14.001   -   14.250                                 2                     339,018.86                  0.31
  14.251   -   14.500                                 1                      24,496.02                  0.02
  14.501   -   14.750                                 1                      45,492.83                  0.04
  14.751   -   14.875                                 1                      92,486.24                  0.08

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
Next Rate Adjust Date:
Jul 2001                                              1                      87,602.60                  0.08
Aug 2001                                              2                     137,627.02                  0.13
Dec 2001                                              1                     134,350.38                  0.12
Mar 2002                                              4                     516,280.86                  0.47
Apr 2002                                             10                   1,586,127.58                  1.45
May 2002                                             15                   1,332,790.16                  1.22
Jun 2002                                             68                   9,600,412.45                  8.76
Jul 2002                                            141                  19,611,334.90                 17.89
Aug 2002                                            126                  18,399,411.66                 16.78
Sep 2002                                             37                   4,384,740.00                  4.00
Dec 2002                                              1                     374,746.74                  0.34
Jan 2003                                              3                     335,140.22                  0.31
Mar 2003                                              3                     520,256.76                  0.47
Apr 2003                                              3                     486,675.61                  0.44
May 2003                                             11                   1,051,089.77                  0.96
Jun 2003                                             44                   7,015,174.86                  6.40
Jul 2003                                             99                  15,442,014.40                 14.08
Aug 2003                                            131                  20,570,684.06                 18.76
Sep 2003                                             45                   7,951,510.00                  7.25
Jun 2005                                              1                     111,468.65                  0.10

Occupancy Type:
 Primary                                            705                 105,771,016.32                 96.46
 Investor                                            38                   3,587,286.40                  3.27
 Second Home                                          3                     291,135.96                  0.27

Documentation Type:
 Full Documentation                                 529                  69,640,128.53                 63.51
 Stated Documentation                               165                  27,645,698.31                 25.21
 Limited Documentation                               52                  12,363,611.84                 11.28

Loan Purpose:
 Cash Out Refinance                                 394                  58,405,162.73                 53.27
 Purchase                                           290                  43,319,088.93                 39.51
 Refinance                                           62                   7,925,187.02                  7.23

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
Property Type:
 Single Family Detached                             613                  91,659,349.50                 83.59
 PUD                                                 50                   9,270,129.28                  8.45
 Condo Low-Rise                                      32                   3,204,459.33                  2.92
 Two-Four Family                                     25                   2,626,844.10                  2.40
 Single Family Attached                              12                   1,740,970.85                  1.59
 Manufactured Housing                                 9                     728,079.46                  0.66
 Townhouse                                            3                     266,051.65                  0.24
 Condo High-Rise                                      2                     153,554.51                  0.14

Loan Types:
 2/28 6 Mo LIBOR ARM                                405                  55,790,677.61                 50.88
 3/27 6 Mo LIBOR ARM                                340                  53,747,292.42                 49.02
 5/25 6 Mo LIBOR  ARM                                 1                     111,468.65                  0.10

Index:
 6 MO LIBOR                                         746                 109,649,438.68                100.00

State Distribution:
 Alaska                                               2                     141,866.42                  0.13
 Arizona                                             16                   2,379,385.67                  2.17
 Arkansas                                             1                      35,987.44                  0.03
 California                                         213                  45,494,817.48                 41.49
 Colorado                                            26                   4,196,448.97                  3.83
 Connecticut                                         22                   3,523,771.03                  3.21
 Delaware                                             2                     265,885.27                  0.24
 District of Columbia                                 1                      66,876.70                  0.06
 Florida                                             30                   3,918,639.91                  3.57
 Georgia                                              9                   1,912,943.41                  1.74
 Hawaii                                               2                     408,080.86                  0.37
 Idaho                                                2                     137,419.06                  0.13
 Illinois                                            64                   7,644,916.63                  6.97
 Indiana                                             22                   1,918,646.86                  1.75
 Iowa                                                 7                     814,548.43                  0.74
 Kansas                                               6                     700,862.17                  0.64
 Kentucky                                             7                     519,392.29                  0.47
 Louisiana                                            6                     956,048.71                  0.87
 Maryland                                             5                   1,539,513.54                  1.40
 Massachusetts                                        6                     915,633.66                  0.84

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
State Distribution (Continued):
 Michigan                                            47                   3,616,813.18                  3.30
 Minnesota                                           31                   3,405,461.20                  3.11
 Mississippi                                          3                     263,661.99                  0.24
 Missouri                                            13                     956,687.79                  0.87
 Montana                                              1                      58,000.00                  0.05
 Nebraska                                             1                      47,947.36                  0.04
 Nevada                                               8                   1,524,699.52                  1.39
 New Hampshire                                        1                      58,411.01                  0.05
 New Jersey                                           7                   2,006,995.12                  1.83
 New Mexico                                           3                     246,974.55                  0.23
 New York                                             1                      62,701.52                  0.06
 North Carolina                                       2                     183,641.61                  0.17
 Ohio                                                34                   3,007,815.69                  2.74
 Oklahoma                                             8                     505,432.28                  0.46
 Oregon                                               5                     716,865.75                  0.65
 Pennsylvania                                        21                   2,442,675.12                  2.23
 Rhode Island                                         3                     229,537.58                  0.21
 South Carolina                                       3                     155,193.18                  0.14
 Tennessee                                           13                   1,074,914.71                  0.98
 Texas                                               27                   2,904,505.71                  2.65
 Utah                                                10                   1,124,199.03                  1.03
 Vermont                                              1                     148,906.91                  0.14
 Virginia                                            12                   2,115,135.70                  1.93
 Washington                                          32                   4,539,055.52                  4.14
 West Virginia                                        1                      44,089.33                  0.04
 Wisconsin                                            9                     717,432.81                  0.65

Credit Grade:
 A                                                   21                   4,469,137.50                  4.08
 A+                                                  15                   2,678,613.04                  2.44
 A-                                                 317                  53,663,729.30                 48.94
 B                                                  211                  27,857,888.28                 25.41
 C                                                  150                  17,048,675.31                 15.55
 D                                                   32                   3,931,395.25                  3.59

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                               CURRENT
                                             # OF LOANS              PRINCIPAL BAL ($)                PCT($)
Lien Position:
 First Lien                                         746                 109,649,438.68                100.00

Prepay Term:
   0                                                 89                  14,121,686.26                 12.88
  12                                                 17                   3,557,867.71                  3.24
  24                                                236                  36,263,019.40                 33.07
  36                                                302                  41,368,537.36                 37.73
  48                                                  1                      49,714.85                  0.05
  60                                                101                  14,288,613.10                 13.03

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                          Bond Summary (to Maturity)
                          -------------------------

Class AF-1 (To Maturity)
   Pass Thru Margin:                 0.110%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price                      0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             0.110        0.110         0.110         0.110           0.110          0.110         0.110
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                              9.39         1.35          1.02          0.84            0.73           0.66          0.60
 MDUR (yr)                             6.25         1.24          0.94          0.79            0.69           0.62          0.57
 First Prin Pay                    10/25/00     10/25/00      10/25/00      10/25/00        10/25/00       10/25/00      10/25/00
 Last Prin Pay                     08/25/15     05/25/03      08/25/02      03/25/02        12/25/01       10/25/01      09/25/01
----------------------------------------------------------------------------------------------------------------------------------

Class AF-2 (To Maturity)
      Coupon:                        7.270%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price                      0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              7.326        7.228         7.168         7.113           7.059          7.008         6.960
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             14.91         3.75          2.58          2.00            1.65           1.41          1.24
 MDUR (yr)                             8.83         3.16          2.28          1.80            1.50           1.30          1.15
 First Prin Pay                    08/25/15     05/25/03      08/25/02      03/25/02        12/25/01       10/25/01      09/25/01
 Last Prin Pay                     08/25/15     09/25/05      02/25/04      04/25/03        10/25/02       06/25/02      04/25/02
----------------------------------------------------------------------------------------------------------------------------------

Class AF-3 (To Maturity)
      Coupon:                        7.360%
----------------------------------------------------------------------------------------------------------------------------------
          Flat
          Price                      0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   99-31+                             7.420        7.373         7.333         7.292           7.253          7.215         7.177
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             14.94         6.04          4.01          3.00            2.42           2.04          1.76
 MDUR (yr)                             8.79         4.71          3.36          2.60            2.14           1.83          1.60
 First Prin Pay                    08/25/15     09/25/05      02/25/04      04/25/03        10/25/02       06/25/02      04/25/02
 Last Prin Pay                     09/25/15     05/25/08      07/25/05      04/25/04        06/25/03       01/25/03      09/25/02
----------------------------------------------------------------------------------------------------------------------------------



Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AF-4 (To Maturity)
       Coupon:                       7.630%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
            Price                    0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   99-31+                             7.698        7.685         7.660         7.629           7.598          7.561         7.521
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             16.63        11.45          7.30          5.00            3.82           2.99          2.42
 MDUR (yr)                             9.07         7.32          5.35          4.00            3.19           2.57          2.13
 First Prin Pay                    09/25/15     05/25/08      07/25/05      04/25/04        06/25/03       01/25/03      09/25/02
 Last Prin Pay                     09/25/23     08/25/15      10/25/11      02/25/08        12/25/05       11/25/04      08/25/03
----------------------------------------------------------------------------------------------------------------------------------

Class AF-5 (To Maturity)
      Coupon:                        7.850%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              7.932        7.944         7.989         8.008           8.002          7.967         7.900
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             26.88        16.65         14.30         11.62            9.00           6.75          4.78
 MDUR (yr)                            10.84         8.92          8.27          7.28            6.07           4.91          3.76
 First Prin Pay                    09/25/23     08/25/15      10/25/11      02/25/08        12/25/05       11/25/04      08/25/03
 Last Prin Pay                     06/25/30     06/25/27      05/25/22      10/25/17        09/25/15       04/25/15      12/25/12
----------------------------------------------------------------------------------------------------------------------------------

Class AF-6 (To Maturity)
      Coupon:                        7.470%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   99-31+                             7.526        7.504         7.498         7.493           7.490          7.488         7.488
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             12.80         8.17          7.37          6.85            6.55           6.40          6.38
 MDUR (yr)                             7.87         5.77          5.37          5.10            4.94           4.86          4.85
 First Prin Pay                    10/25/03     10/25/03      10/25/03      10/25/03        11/25/03       02/25/04      05/25/04
 Last Prin Pay                     08/25/15     08/25/15      08/25/15      08/25/15        08/25/15       02/25/15      10/25/12
----------------------------------------------------------------------------------------------------------------------------------



Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-1 (To Maturity)
      Coupon:                        7.850%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              7.924        7.915         7.921         7.922           7.914          7.902         7.890
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             19.11        12.01          9.18          7.31            5.92           5.04          4.54
 MDUR (yr)                             9.37         7.34          6.11          5.16            4.41           3.92          3.63
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       12/25/03      01/25/04
 Last Prin Pay                     01/25/30     02/25/22      07/25/16      08/25/15        05/25/14       12/25/11      03/25/10
----------------------------------------------------------------------------------------------------------------------------------

Class MF-2 (To Maturity)
      Coupon:                        8.240%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   99-31                              8.326        8.313         8.323         8.322           8.311          8.298         8.285
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             19.08        11.82          9.17          7.25            5.82           4.92          4.37
 MDUR (yr)                             9.09         7.14          6.00          5.06            4.31           3.81          3.48
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       11/25/03      11/25/03
 Last Prin Pay                     08/25/29     02/25/19      09/25/15      08/25/15        10/25/12       08/25/10      01/25/09
----------------------------------------------------------------------------------------------------------------------------------

Class BF-1 (To Maturity)
      Coupon:                        9.010%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              9.111        9.093         9.077         9.056           9.035          9.015         8.999
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             18.90        11.67          9.10          6.98            5.59           4.72          4.16
 MDUR (yr)                             8.57         6.81          5.76          4.82            4.11           3.62          3.29
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       10/25/03      10/25/03
 Last Prin Pay                     10/25/28     09/25/15      08/25/15      08/25/13        01/25/11       03/25/09      11/25/07
----------------------------------------------------------------------------------------------------------------------------------

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1 (To Maturity)
   Pass Thru Margin:                 0.210%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              0.210        0.213         0.213         0.213           0.213          0.210         0.210
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             20.73         4.64          3.26          2.49            1.95           1.49          1.34
 MDUR (yr)                            10.07         3.45          2.63          2.11            1.71           1.36          1.22
 First Prin Pay                    10/25/00     10/25/00      10/25/00      10/25/00        10/25/00       10/25/00      10/25/00
 Last Prin Pay                     08/25/30     06/25/25      03/25/18      08/25/13        08/25/10       08/25/03      03/25/03
----------------------------------------------------------------------------------------------------------------------------------

Class AV-2 (To Maturity)
   Pass Thru Margin:                 0.240%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              0.240        0.243         0.243         0.243           0.243          0.240         0.240
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             20.66         4.61          3.24          2.48            1.94           1.49          1.33
 MDUR (yr)                            10.02         3.44          2.61          2.09            1.70           1.35          1.22
 First Prin Pay                    10/25/00     10/25/00      10/25/00      10/25/00        10/25/00       10/25/00      10/25/00
 Last Prin Pay                     08/25/30     04/25/25      01/25/18      06/25/13        06/25/10       08/25/03      03/25/03
----------------------------------------------------------------------------------------------------------------------------------

Class MV-1 (To Maturity)
   Pass Thru Margin:                 0.550%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              0.551        0.555         0.554         0.554           0.553          0.563         0.560
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.61         9.07          6.15          4.83            4.46           4.80          3.12
 MDUR (yr)                            11.53         6.13          4.63          3.86            3.66           3.89          2.68
 First Prin Pay                    06/25/25     01/25/05      10/25/03      12/25/03        03/25/04       08/25/03      03/25/03
 Last Prin Pay                     07/25/30     06/25/22      08/25/15      09/25/11        03/25/09       08/25/08      03/25/07
----------------------------------------------------------------------------------------------------------------------------------



Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MV-2 (To Maturity)
   Pass Thru Margin:                 1.000%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              1.001        1.006         1.004         1.004           1.003          1.002         1.010
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.61         8.97          6.08          4.70            4.08           3.90          4.28
 MDUR (yr)                            11.03         5.98          4.53          3.73            3.35           3.24          3.52
 First Prin Pay                    06/25/25     01/25/05      10/25/03      11/25/03        12/25/03       02/25/04      05/25/04
 Last Prin Pay                     06/25/30     03/25/20      11/25/13      05/25/10        03/25/08       10/25/06      12/25/05
----------------------------------------------------------------------------------------------------------------------------------

Class BV-1 (To Maturity)
   Pass Thru Margin:                 1.800%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              1.801        1.803         1.800         1.800           1.800          1.800         1.800
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.59         8.73          5.91          4.56            3.89           3.58          3.51
 MDUR (yr)                            10.21         5.70          4.34          3.57            3.16           2.96          2.92
 First Prin Pay                    06/25/25     01/25/05      10/25/03      10/25/03        11/25/03       11/25/03      12/25/03
 Last Prin Pay                     05/25/30     10/25/17      02/25/12      02/25/09        04/25/07       01/25/06      02/25/05
----------------------------------------------------------------------------------------------------------------------------------

                            Bond Summary (to Call)
                            ---------------------

Class AF-5 (To Call)
      Coupon:                        7.850%
----------------------------------------------------------------------------------------------------------------------------------
           Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
  100-00                              7.931        7.918         7.906         7.890           7.870          7.849         7.822
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             26.71        14.91         10.91          8.21            6.27           5.02          4.02
 MDUR (yr)                            10.82         8.50          7.09          5.85            4.78           4.00          3.32
 First Prin Pay                    09/25/23     08/25/15      08/25/11      02/25/08        12/25/05       11/25/04      08/25/03
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------



Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AF-6 (To Call)
      Coupon:                       7.470%
---------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
      99-31+                          7.526        7.504         7.497         7.490           7.481          7.469         7.455
==========================--------------------------------------------------------------------------------------------------------
 WAL (yr)                             12.80         8.17          7.26          6.56            5.78           5.05          4.42
 MDUR (yr)                             7.87         5.77          5.33          4.96            4.52           4.06          3.64
 First Prin Pay                    10/25/03     10/25/03      10/25/03      10/25/03        11/25/03       02/25/04      05/25/04
 Last Prin Pay                     08/25/15     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------

Class MF-1 (To Call)
      Coupon:                        7.850%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             7.924        7.907         7.889         7.869           7.848          7.830         7.818
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             19.08        11.65          8.29          6.27            5.01           4.28          3.90
 MDUR (yr)                             9.36         7.24          5.78          4.72            3.96           3.49          3.24
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       12/25/03      01/25/04
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------

Class MF-2 (To Call)
      Coupon:                        8.240%
----------------------------------------------------------------------------------------------------------------------------------
Flat
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
      99-31                           8.326        8.310         8.292         8.272           8.250          8.232         8.218
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             19.07        11.65          8.29          6.27            5.00           4.25          3.80
 MDUR (yr)                             9.09         7.09          5.69          4.65            3.91           3.43          3.14
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       11/25/03      11/25/03
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class BF-1 (To Call)
      Coupon:                        9.010%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             9.111        9.093         9.072         9.049           9.024          9.002         8.984
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             18.90        11.65          8.29          6.27            5.00           4.22          3.75
 MDUR (yr)                             8.57         6.81          5.51          4.53            3.82           3.35          3.05
 First Prin Pay                    08/25/15     02/25/07      02/25/05      01/25/04        10/25/03       10/25/03      10/25/03
 Last Prin Pay                     10/25/28     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------

Class AV-1 (To Call)
      Pass Thru Margin:              0.210%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             0.210        0.210         0.210         0.210           0.210          0.210         0.210
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             20.65         4.48          3.17          2.44            1.92           1.49          1.34
 MDUR (yr)                            10.06         3.41          2.59          2.08            1.69           1.36          1.22
 First Prin Pay                    10/25/00     10/25/00      10/25/00      10/25/00        10/25/00       10/25/00      10/25/00
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       08/25/03      03/25/03
----------------------------------------------------------------------------------------------------------------------------------


Class AV-2 (To Call)
      Pass Thru Margin:              0.240%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             0.240        0.240         0.240         0.240           0.240          0.240         0.240
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             20.58         4.46          3.16          2.43            1.90           1.49          1.33
 MDUR (yr)                            10.01         3.39          2.58          2.07            1.68           1.35          1.22
 First Prin Pay                    10/25/00     10/25/00      10/25/00      10/25/00        10/25/00       10/25/00      10/25/00
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       08/25/03      03/25/03
----------------------------------------------------------------------------------------------------------------------------------




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MV-1 (To Call)
      Pass Thru Margin:              0.550%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             0.550        0.550         0.550         0.550           0.550          0.550         0.550
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.39         8.69          5.98          4.72            4.38           4.51          2.97
 MDUR (yr)                            11.50         6.02          4.56          3.81            3.61           3.71          2.58
 First Prin Pay                    06/25/25     01/25/05      10/25/03      12/25/03        03/25/04       08/25/03      03/25/03
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------


Class MV-2 (To Call)
      Pass Thru Margin:              1.000%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             1.000        1.000         1.000         1.000           1.000          1.000         1.000
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.39         8.69          5.98          4.65            4.04           3.88          4.18
 MDUR (yr)                            11.00         5.90          4.49          3.70            3.33           3.23          3.45
 First Prin Pay                    06/25/25     01/25/05      10/25/03      11/25/03        12/25/03       02/25/04      05/25/04
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      03/25/05
----------------------------------------------------------------------------------------------------------------------------------


Class BV-1 (To Call)
      Pass Thru Margin:              1.800%
----------------------------------------------------------------------------------------------------------------------------------
            Flat
           Price                     0% PPC      50% PPC       75% PPC      100% PPC        125% PPC       150% PPC      175% PPC
==================================================================================================================================
   100-00                             1.800        1.800         1.800         1.800           1.800          1.800         1.800
=============================-----------------------------------------------------------------------------------------------------
 WAL (yr)                             27.39         8.65          5.91          4.55            3.89           3.58          3.51
 MDUR (yr)                            10.20         5.68          4.34          3.57            3.16           2.96          2.92
 First Prin Pay                    06/25/25     01/25/05      10/25/03      10/25/03        11/25/03       11/25/03      12/25/03
 Last Prin Pay                     04/25/29     08/25/15      08/25/11      12/25/08        03/25/07       01/25/06      02/25/05
----------------------------------------------------------------------------------------------------------------------------------




Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         Group II Available Funds Cap
                         ----------------------------

  Periods  Net Available Funds Cap          Periods  Net Available Funds Cap       Periods  Net Available Funds Cap
  -------  -----------------------          -------  -----------------------       -------  -----------------------
        1                10.32780%               37                14.81340%            73                17.77032%
        2                 9.01302%               38                14.04922%            74                17.19708%
        3                 9.32365%               39                14.51766%            75                17.77032%
        4                 9.16602%               40                14.04947%            76                17.19760%
        5                 9.17635%               41                15.18519%            77                17.19760%
        6                10.17004%               42                16.29234%            78                19.04021%
        7                 9.26842%               43                15.24133%            79                17.19761%
        8                 9.58721%               44                15.74949%            80                17.81066%
        9                 9.28856%               45                15.24155%            81                17.27826%
       10                 9.65865%               46                15.75110%            82                17.90011%
       11                 9.35893%               47                15.87471%            83                17.36846%
       12                 9.36704%               48                15.92865%            84                17.41618%
       13                 9.74010%               49                16.45966%            85                18.04814%
       14                 9.44713%               50                15.92876%            86                17.51785%
       15                 9.79218%               51                16.45977%            87                18.15773%
       16                 9.52632%               52                15.92886%            88                17.62851%
       17                 9.51481%               53                16.43758%            89                17.68749%
       18                10.52029%               54                18.26061%            90                18.97315%
       19                 9.51905%               55                16.49346%            91                17.81339%
       20                 9.82182%               56                17.04326%            92                18.47660%
       21                 9.48958%               57                16.49349%            93                17.95080%
       22                 9.79143%               58                17.04539%            94                18.62500%
       23                10.77848%               59                17.00417%            95                18.10095%
       24                10.76297%               60                17.05802%            96                18.18124%
       25                11.10505%               61                17.62662%            97                18.87410%
       26                10.73001%               62                17.05803%            98                18.35321%
       27                11.06958%               63                17.62663%            99                19.06017%
       28                10.69504%               64                17.05854%           100                 0.00000%
       29                11.30118%               65                17.16199%
       30                12.49407%               66                19.03904%
       31                11.26599%               67                17.19655%
       32                13.02082%               68                17.76978%
       33                12.63384%               69                17.19656%
       34                13.09364%               70                17.77031%
       35                14.15695%               71                17.19707%
       36                14.29200%               72                17.19708%

Greenwich Capital
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
    Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Greenwich Capital
=========-----------------------------------------------------------------------